Exhibit 99.4 Investor Presentation SEPTEMBER 2023 © 2023 Brand Engagement Network, Inc. Used with permission.

Disclaimers Basis of Presentation This Presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Brand Engagement Network, Inc. (“BEN” or the “Company”) and DHC Acquisition Corp. (“DHC” and such business combination, the “Potential Business Combination”) and for no other purpose. By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Industry and Market Data No representations or warranties, express, implied or statutory are given in, or in respect of, this Presentation, and no person may rely on the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will BEN or DHC or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation discusses trends and markets that BENs leadership team believes will impact the development and success of BEN based on its current understanding of the marketplace. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. None of BEN or DHC has independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data’s accuracy or completeness. Any data on past performance or modeling contained herein is not an indication as to future performance. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with DHC or BEN or their respective representatives as investment, legal or tax advice. The Recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding this Presentation. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of DHC, BEN or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of BEN and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Neither DHC nor BEN assume any obligation whatsoever to update the information in this Presentation. 2 © 2023 Brand Engagement Network, Inc. Used with permission.

Disclaimers (cont’d) Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to: (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Potential Business Combination; (3) changes in the market for BEN’s services and technology, and expansion plans and opportunities; (4) the sources and uses of cash of the Potential Business Combination; (5) the anticipated capitalization and enterprise value of the combined company following the consummation of the Potential Business Combination; (6) the amount of redemption requests made by DHC’ public stockholders; (7) expectations related to the terms and timing of the Potential Business Combination and (8) statements regarding our ability to grow our subscription base, protect our intellectual property and enhance our brand and reputation. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of BEN’s and DHC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BEN. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; BEN’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to BEN’s operations and business, including intellectual property, information technology and cybersecurity risks, customer concentration; reliance on third- party providers for customer growth; risks related to increased competition; the unpredictability of our sales cycle; the need for additional capital; risks relating to potential disruption of current plans, operations and infrastructure of BEN as a result of the announcement and consummation of the Potential Business Combination; risks that BEN is unable to secure or protect its intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; redemption requests from DHC’s stockholders; the continued impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the Appendix to this Presentation and set forth in the section entitled “Risk Factors” 3 © 2023 Brand Engagement Network, Inc. Used with permission.

Disclaimers (cont’d) Forward Looking Statements (cont’d) and “Special Note Regarding Forward-Looking Statements” in DHC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, DHC's Annual Report on Form 10-K for the year ended December 31, 2022, and in those documents that DHC has filed, or will file, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither DHC nor BEN presently know or that DHC or BEN currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DHC’s and BEN’s expectations, plans or forecasts of future events and views as of the date of this Presentation. DHC and BEN anticipate that subsequent events and developments will cause DHC’s and BEN’s assessments to change. However, while DHC and BEN may elect to update these forward-looking statements at some point in the future, DHC and BEN both specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DHC or BEN’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Trademarks DHC and BEN own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with BEN or DHC, an endorsement or sponsorship by or of BEN or DHC, or a guarantee that BEN or DHC will work or will continue to work with such third parties. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that BEN or DHC, or the any third-party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Important Information for Investors and Stockholders The Potential Business Combination will be submitted to stockholders of DHC for their consideration and approval at a special meeting of stockholders. DHC and BEN will prepare a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC by DHC, which will include preliminary and definitive proxy statements to be distributed to DHC’s stockholders in connection with DHC’s solicitation for proxies for the vote by DHC’s stockholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to DHC’s stockholders and certain of BEN’s equity holders in connection with the completion of the Potential Business Combination. 4 © 2023 Brand Engagement Network, Inc. Used with permission.

Disclaimers (cont’d) Important Information for Investors and Stockholders(cont’d) After the Registration Statement has been filed and declared effective, DHC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Potential Business Combination. DHC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with DHC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about DHC, BEN and the Potential Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by DHC, without charge, at the SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on DHC’s “Investor Relations” website at https://www. dhcacquisition.partners/#investor-relations or by directing a request to dhc@trailrunnerint.com. DHC and BEN and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of DHC’s stockholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding DHC’s directors and executive officers in DHC’s filings with the SEC, including DHC’s Annual Report on Form 10-K filed with the SEC on March 30, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to DHC’s stockholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of DHC’s stockholders generally, will be set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available. This Presentation is not a substitute for the Registration Statement or for any other document that DHC may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by DHC through the website maintained by the SEC at http://www.sec.gov. Financial Information and Additional Information in Connection with SEC Filings The information in this Presentation has not been reviewed by the SEC and certain information, such as financial measures referenced herein, may not comply in certain respects with SEC rules. As a result, the information in the Registration Statement may differ from this Presentation to comply with SEC rules. The Pro Forma financial data included herein is presented for informational purposes only and may differ materially from the Regulation S-X compliant unaudited pro forma financial statements to be included in DHC's proxy statement / prospectus in connection with the Potential Business Combination (when available). 5 © 2023 Brand Engagement Network, Inc. Used with permission.

Disclaimers (cont’d) Financial Information and Additional Information in Connection with SEC Filings (cont’d) In addition, all historical financial information included herein is preliminary and subject to change pending finalization of the PCAOB audits of BEN for the years ended December 31, 2022 and 2021 in accordance with PCAOB auditing standards. Accordingly, all such information and data may not be included in, may be adjusted in or may be presented differently in, any Registration Statement to be filed with the SEC. The Registration Statement will include substantial additional information about BEN and DHC not contained in this Presentation. Once filed, the information in the Registration Statement will update and supersede the information presented in this Presentation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE POTENTIAL BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 6 © 2023 Brand Engagement Network, Inc. Used with permission.

Risk Factor Summary All references to “BEN,” the “Company,” “we,” “us” or “our” refer to the business of Brand Engagement Network, Inc. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. The list below has been prepared solely for purposes of the proposed private placement transaction, and solely for potential private placement investors, and not for any other purpose. The occurrence of any of the following risks or additional risks and uncertainties not presently known to us or that we currently believe to be immaterial could materially and adversely affect our business, financial condition or results of operations. You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. Risks relating to the business of the Company will be disclosed in future documents filed or furnished by the Company and DHC Acquisition Cor. (“DHC”) with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and DHC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and DHC and the proposed transactions between the Company and DHC, and may differ significantly from, and be more extensive than, those presented below. Risks Related to our Business and Industry • We have a limited operating history, which makes it difficult to evaluate our prospects and future results of operations. • We have a history of losses and may not be able to achieve profitability on a consistent basis or at all. • Our results of operations and key financial and operational metrics are likely to fluctuate significantly on a quarterly basis in future periods and may not fully reflect the underlying performance of our business, which makes our future results difficult to predict and could cause our results of operations to fall below expectations. • Our business depends on our existing customers purchasing additional subscriptions and products from us and renewing their subscriptions. If our customers do not renew or expand their subscriptions with us, our future operating results would be harmed. • Our revenue growth depends in part on the success of our strategic relationships with third parties, including channel partners, and if we are unable to establish and maintain successful relationships with them, our business, operating results, and financial condition could be adversely affected. • Our ability to sell our software and services to customers is dependent on the quality of our offerings, and our failure to maintain the quality of our offerings could have a material adverse effect on our sales and results of operations. 7 © 2023 Brand Engagement Network, Inc. Used with permission.

Risk Factor Summary (cont’d) Risks Related to our Business and Industry cont. • Information technology spending, sales cycles, and other factors affecting the demand for our offerings and our results of operations may be negatively impacted by current macroeconomic conditions, including declining rates of economic growth, supply chain disruptions, inflationary pressures and increased interest rates. • We rely upon third-party providers of cloud-based infrastructure to host our products. Any disruption in the operations of these third-party providers, limitations on capacity or interference with our use could adversely affect our business, financial condition and results of operations. • Downturns or upturns in our sales may not be immediately reflected in our financial position and results of operations. • We face intense and growing competition for our products and services, and we may lack sufficient financial or other resources to maintain or improve our competitive positions. • Our sales cycles can be long and unpredictable, particularly with respect to large subscriptions, and our sales efforts require considerable time and expense. • We may not be able to effectively develop and expand our sales, marketing and customer support capabilities. • We are subject to significant customer concentration risk. • If we are not able to grow, maintain and enhance our brand and reputation, our relationships with our customers, partners, and employees may be harmed, and our business and results of operations may be adversely affected. • If we are unable to achieve and sustain a level of liquidity sufficient to support our operations and fulfill our obligations, our business, operating results and financial position could be adversely affected. 8 © 2023 Brand Engagement Network, Inc. Used with permission.

Risk Factor Summary (cont’d) Risks Related to our Business and Industry cont. • We may need additional capital, and we cannot be certain that additional financing will be available on favorable terms, or at all. • Changes in our subscription or pricing models could adversely affect our operating results. • A real or perceived defect, security vulnerability, error, or performance failure in our software could cause us to lose revenue, damage our reputation, and expose us to liability. • We could incur substantial costs as a result of any claim of infringement, misappropriation or violation of another party’s intellectual property rights. • Unauthorized use of our proprietary technology and intellectual property could adversely affect our business and results of operations. • We may not be able to secure sufficient patent protection to adequately protect our technology and a number of our patent applications are at a very early stage; thus, there is no assurance that any of these early-stage patent applications will lead to an issued patent. • We may be subject to claims of infringement, misappropriation or violation of another party's intellectual property rights, which not only could lead to substantial costs but could require us to redesign or even discontinue use of certain or all aspects of our technology or operations. Risks Related to DHC’s Securities • If the benefits of the potential business combination do not meet the expectations of investors or securities analysts, the market price of DHC’s securities may decline, either before or after the closing of the Potential Business Combination. • An active trading market for DHC’s Class A ordinary shares may not be available on a consistent basis to provide stockholders with adequate liquidity. The stock price may be extremely volatile, and stockholders could lose a significant part of their investment. • DHC Class A ordinary shares may fail to meet the continued listing standards of the Nasdaq Capital Market (“Nasdaq”), and additional shares may not be approved for listing on Nasdaq. 9 © 2023 Brand Engagement Network, Inc. Used with permission.

Risk Factor Summary (cont’d) Risks Related to DHC and the Business Combination • DHC’s officers and directors presently have, and any of them in the future may have, additional, fiduciary or contractual obligations to other entities, including another blank check company, and, accordingly, may have conflicts of interest in approving the potential business combination. • If you hold public warrants of DHC, DHC may, in accordance with their terms, redeem your unexpired DHC warrants prior to their exercise at a time that is disadvantageous to you. • If DHC seeks shareholder approval of the potential business combination with BEN, its sponsor and members of its management team have agreed to vote in favor of such business combination, regardless of how its public shareholders vote. • If DHC seeks shareholder approval of the potential business combination with BEN, DHC’s founders, directors, officers, advisors and their affiliates may elect to purchase DHC Class A ordinary shares or DHC warrants from public shareholders, which may influence the vote on such business combination and reduce the public “float” of DHC’s Class A ordinary shares. • DHC does not have a specified maximum redemption threshold. The absence of such a redemption threshold and the potential for DHC’s public shareholders to exercise redemption rights with respect to a large number of outstanding DHC Class A ordinary shares may make it impossible for DHC to complete the potential business combination. • DHC does not have a specified maximum redemption threshold. In the event the aggregate cash consideration DHC would be required to pay for all Class A ordinary shares that are validly submitted for redemption exceeds the aggregate amount of cash available to DHC, the combined company may not have sufficient cash to grow as currently contemplated. • The Potential Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all. • The SEC is considering new rules which would impose a variety of new requirements on special purpose acquisition companies, such as DHC, which may adversely affect the potential business combination, including our ability to complete the potential business combination. Risks Related to Acquisitions and Pro Forma Financial Information • Any acquisition, partnership or joint venture we make or enter into could disrupt our business and harm our financial condition. • Our recent acquisitions and the comparability of our results may make it difficult for investors to evaluate our business, financial condition, results of operations and prospects. • The unaudited pro forma financial information included herein is presented for illustrative purposes only and may not be indicative of our combined financial condition or results of operations after giving effect to our pro forma transactions. 10 © 2023 Brand Engagement Network, Inc. Used with permission.

Today's Presenters



Michael Zacharski

GLOBAL CEO

- Seasoned CEO with 15+ years of experience in the tech industry
- Expertise driving growth, optimizing operations and leading product / solution initiatives
- Has held various long-term C-suite roles



Paul Chang

GLOBAL PRESIDENT

- 25+ years of experience launching new technologies including 18-year tenure at IBM
- Led the expansion of various AI, Blockchain, Analytics and IoT solutions into new global markets
- Maintains key industry relationships and expertise across Life Science, Industrial, and Retail sectors



Chris Gaertner

CO-CEO & CFO

- 25+ years of experience in underwriting and M&A
- Lead advisor on over 100 equity M&A transactions
- Led IPOs for companies such as Google and OpenTable

© 2023 Brand Engagement Network, Inc. Used with permission.

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BEN’s Human-Like AI Response Generation Engine BEN is Focused on Delivering Consumers Personalized Customer Human-Like Voice/Audio, Response Computer Engagement by Generation Vision, Text Harnessing the Power and Scalability of AI Client-approved training and real- time data © 2023 Brand Engagement Network, Inc. Used with permission.

BEN at-a-Glance A Developing AI Platform Tech Driven Patent Portfolio Client Centric Strategy 2018: Started US-based operations Targeting client service businesses with a need for increased efficiencies Began generative AI (Gen AI) 16+ 21 and enhanced customer experience development AI Active 2019: Launched Generative AI Lab Modules Patents Team experienced in Automotive, Acquired U.S. patents on user sensor-data Healthcare and Banking industries 2020: Released AI/3D avatar prototype 2023: Acquired 3 Korean and two US Deployable across multiple device counterpart patent applications on AI with 5 19 types and engagements modes, on 2021 priority date. Years the Web (Desktop/Mobile/App), Patents working with Acquired 11 additional Korean patents on Phone (voice/text), and installed in Generative Pending sound and image processing with 2011 AI the physical world priority date Filed 13 U.S. provisional patent applications on AI perception and understanding Research agreement with Korea University with a team of 13 PhD students working on advanced AI models Multi-year collaboration agreement with Korea University 13 © 2023 Brand Engagement Network, Inc. Used with permission.

Transaction Summary

ILLUSTRATIVE KEY HIGHLIGHTS

- Pre-money equity value of BEN of $250M
- Pro-forma equity value of the combined company of $398M
- $358M enterprise value of the combined company to market
- $40M of cash held on the pro-forma balance sheet, assuming 0% redemptions
- BEN shareholders rolling 100% of their equity, will own ~63% of the combined company

ILLUSTRATIVE SOURCES & USES

Sources	$M	%
BEN Rollover Equity	250	82.5
Cash in Trust	49	15.3
PIPE[1]	7	2.1
Total Sources	**$305**	**100%**

Uses	$M	%
Equity to BEN	250	82.5
Cash to Balance Sheet	40	12.5
Transaction Expenses	15	5.0
Total Uses	**305**	**100%**

ILLUSTRATIVE PRO FORMA VALUATION

Pro Forma Capitalization	
PF Shares Outstanding (M)	39.8
Share Price at Merger ($)	$10.0
Pro Forma Equity Value ($M)	**$398**
(+) Existing Debt ($M)	$0
(-) Pro Forma Cash ($M)	$(40)
Pro Forma Enterprise Value ($M)	**$358**

ILLUSTRATIVE POST-TRANSACTION ECONOMIC OWNERSHIP


4.4%
19.4%
1.6%
11.7%
62.8%
BEN Shareholders – 25.0M Shares
SPAC Investors – 4.7M Shares
Sponsor Shareholders – 7.7M Shares
PIPE Shareholders[1] – 0.7M Shares
Commercial Partner[2] – 1.8M Shares

Note:
39.8M pro forma shares outstanding at $10.00 per common share / Pro forma ownership excludes impact of SPAC warrants / Assumes 0% redemption from cash in trust. Excludes interest earned in the trust. SPAC cash amount subject to change depending on the actual redemption levels and interest earned in the trust / 7.74M sponsor promote shares including any transfers from extension / Excludes dilutive impact of BEN unvested options

1. Assumes a PIPE of $6.5M which has been committed by AFG
2. 1.75M shares will be owned by AFG at close

© 2023 Brand Engagement Network, Inc. Used with permission.

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Modern Problems Require Modern Solutions DRIVES CUSTOMIZABLE SECURE PERSONALIZED ENGAGEMENT SCALABLE Problem: Enterprises lack a proven, customizable tool that can deliver the exciting benefits of personalized AI-driven customer service that increases brand engagement Solution: BEN offers a scalable, customizable human-like AI platform that can increase customer engagement while delivering a safe, secure, consistent, and effective message Note: Legacy solutions include customer service & engagement software solutions 15 © 2023 Brand Engagement Network, Inc. Used with permission. Legacy Solutions

Key Investment Highlights 1 High demand for conversational AI technology with superior user experience growing to approximately $30Bn by 2028 1 Enterprises can leverage AI solutions that optimize costs, maintain compliance, and seamlessly ingest data / 2 educational modules for deployment in resource constrained end-markets BEN’s unique customizable human-like AI and AI Avatars combine private and public LLM capabilities to deliver a 3 differentiated interface that has the potential to drive superior user engagement and utility through personalized responses Strong technology position supported by years of experience developing AI solutions and an IP portfolio spanning 4 conversational AI, sensory-data, and data security features Positioned for sustained growth via a vertical-focused customer acquisition strategy with additional upside in potential 5 future expansion through strategic acquisitions 6 Experienced management team with track record of commercially scaling disruptive technologies 1. Markets and Markets Report on Conversational AI 16 © 2023 Brand Engagement Network, Inc. Used with permission.

Massive Market Opportunity Target Markets Banking Auto 91% ~$85B Healthcare Retail 1 Of customers are more likely to Annual US Spending on Healthcare 22.6% CAGR 3 shop with brands that offer related Customer and Patient Services 2 ~$30B personalized experiences ~$10B 2023 2028 Contact Hospitality Centers Enterprise IoT ~$447B 94% In potential cost savings for Of large companies expect to use 5 Financial Institutions generated voice AI in two years 4 from leveraging AI applications 1. Markets and Markets Report on Conversational AI 2. Accenture - Personalized Pulse Check 3. McKinsey Healthcare Report 4. Insider Intelligence – Artificial Intelligence in Financial Services 2023 17 5. Study by Pindrop Security as of May 2018 © 2023 Brand Engagement Network, Inc. Used with permission.

Essential Capabilities in Enterprise-Grade AI Solutions

A Commercial-Ready Conversational AI Solution Includes…

Enterprise Regulatory & Compliance Requirements

Security
- Trained on Client-Approved and Provided Data Sets, Prevents Data Leakage
- Manages Customer Identity Resolution - Ensures it is the Verified Person/Customer

Accuracy & Performance
- Fosters Engagement Through Personalized Interactions While Collecting Feedback
- Handles Large Quantities of Inquiries Simultaneously

Compliance
- Adheres to Global Data Privacy Regulations (HIPPA, GDPR, CCPA and others)
- Follows Internal Client Data Management & Privacy Protocols

Product/Avatar Capability Requirements

Understanding
- Leading Natural Language Processing
- Has Short and Long-term Memory and Problem-Solving Capabilities

Response
- Human-like Response Generation
- Speaks & Generates Expressions, Gestures, and Emotions

Perceptivity
- Sees & Hears
- Leverages Computer Vision & Acoustic Recognition

…Proven to Drive Higher Engagement Across Client Base

4/5
Users who expressed an opinion prefer an Avatar over simple text[1]

2/3
Users who expressed an opinion prefer hearing the Avatar speak[1]

79%
Of healthcare professionals preferred interacting with AI chat compared to live chats with Doctors[2]

45%
Of patients felt AI responses were more empathetic than Doctor responses[2]

1. Statistics derived from a survey of 6,899 people in which, out of 3,328 respondents, 1,962 expressed an opinion regarding the use of a speaking avatar
2. UC San Diego Research

© 2023 Brand Engagement Network, Inc. Used with permission.

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AI Solution Ecosystem BEN provides a human-like interface and a safe environment through multi-model communication, delivering scaled solutions for industries impacted by labor and cost burdens and a desire to increase engagement with their customers Enterprise Market Insights ⚫ Large Language Models (LLMs) being developed by OpenAI, GitHub and Microsoft currently leverage public and private data sets ⚫ Commoditization of existing LLMs leads Horizontal Vertical to a lack of differentiation and a gap between customer needs and solutions in the marketplace ⚫ Enterprise use cases should be private and trained on controlled data sets to protect businesses from open internet risk factors Consumer Note: Includes privately-held businesses with $50M or more in capital raised to date (PitchBook data as of 8/8/2023) 19 © 2023 Brand Engagement Network, Inc. Used with permission.

BEN Products Currently available Multimodal Conversational AI & AI Avatars: Fully customizable “Human-like” AI & AI Avatars Advantages ✓ Full private/public LLM and/or RAG Apps and Web, Voice/Call Centers, Real World/Kiosks functionality: hear, see, speak, motion (Native Apps and SDK Integrations, Human-Like AI and AI Avatars ) and think ✓ Secure sources of data and training - transactional data & customer-specific data ✓ Analyze conversations/data in real-time ‒ with transcriptions ✓ Ability to converse in LLM while providing “rules-based” responses ✓ Stand-alone deployment for high security ‒ on-prem, offline, kiosks Mobile ✓ Cloud deployment for fast and easy adoption - option for additional security integrations Desktop/Laptop ✓ Consumers prefer engaging with animated Avatars vs. Photo-realistic Avatars Kiosk RAG is defined as Retrieval Augmented Generation 20 © 2023 Brand Engagement Network, Inc. Used with permission.

Comprehensive and Feature Rich AI Platform

We believe BEN's AI Modules have advanced capabilities compared to legacy conversational solutions:
Human-like AI responses built on modern technology and supported by a strong pipeline of innovative future developments



Typical Conversational AI Modules
Speaker Detector
ASR
Multi-Modal NLU
Multi-Modal NLG
TTS
Voice Conversion
Perception
Understanding
Response
ben. AI Modules Currently Deployed and In Development
Emotion Analysis
Multi-Speaker Awareness
Denoiser
Object Analysis
Auditory Scene Awareness
Gesture Recognizer
Visual Scene Awareness
Auditory Scene Awareness
Environment Adaption
Speaker Detector
ASR
Knowledge Extractor
Knowledge Database
Persona Manager
Multi-Modal NLU
Multi-Modal NLG
Cartoon Styler
Gesture Generator
3D Model Generator
Facial Motion Generator
Lip Sync Generator
TTS
Voice Conversion
Perception
Understanding
Response

© 2023 Brand Engagement Network, Inc. Used with permission.

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Safe, Human-Like Interaction with AI Technologies Secure, Private & Safe Prompt Design Voice/Audio, Perception & Input Computer Understanding Prompt Vision, Text Processing ( LLMs, Data) Raw Response Consumers Client-approved and validated data Human-Like sets for training and personalized Human-Like Response response creation Response Response Generation Generation Provides safe and appropriate responses to the consumer 22 © 2023 Brand Engagement Network, Inc. Used with permission.

Go-to-Market & Tiered Pricing Strategy

Vertical Focused



Healthcare
Auto
Financial Services
Current Target Verticals
Future Target Verticals
Retail
IOT
Enterprises
Contact Centers
Hospitality

Illustrative Offering Tiers

Community Cloud	Private Cloud	Citadel
Lowest Price Point with Shared Infrastructure and Simple Customization	Customized Solution with Proprietary Cloud Infrastructure & Technology	Full Ring-Fenced Custom Enterprise Solution
Built for large and small clients with data privacy requirements that service large customer bases	Built for small enterprises with data privacy requirements that service large customer bases	Built for large enterprises with high concurrency and strict data security
Integration & Customization $0	Integration & Customization $250,000	Integration & Customization $500,000
Target ARR $120,000	Target ARR $480,000	Target ARR $1,200,000

Note: Custom system design and level of data complexity and security are subject to additional charges and fees. ARR is estimated based on utility and concurrency, overage fees apply. ARR is calculated by multiplying the estimated monthly recurring revenue figure by 12

© 2023 Brand Engagement Network, Inc. Used with permission.

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Select Verticals Illustrate Potential Mid- and Long-Term US Opportunity Risk Factors Management believes BEN has an opportunity for sustained growth and margin expansion over the mid-to-long-term Auto Healthcare Financial Services ~450K+ ~145K+ ~227K+ Organizations Organizations Organizations ~195K ~280K ~48K ~12K ~151K ~11K FDIC / Non-FDIC 7 1 1 3 3 Credit Intermediaries Service Centers Used Car Dealers Outpatient Care Urgent Care 6 Insured Banks ~500+ ~16K ~4.5K ~6K ~18K ~18K Asset & Wealth Physician Group 2 4 9 1 Insurance New Car Dealers Insurance Providers Hospital 8 3 Managers Locations ~65K 5 Dentist Offices 1. IBISWorld Automotive Industry Research 2. Zebra Research 3. Definitive Healthcare 4. American Hospital Association 5. Projection Hub / IRS Data 6. Plaid Research / FDIC Data (2018) Potential Community Potential Private Cloud Potential Citadel 7. US Bureau of Labor Statistics: Finance & Insurance (2022) 8. Registered Investment Advisor Database Cloud Opportunities Opportunities Opportunities 9. Gitnux Market Data. IBIS World: Property, Casualty and Direct Insurance in the US. Refers to non-auto insurance providers 24 © 2023 Brand Engagement Network, Inc. Used with permission.

CareGard / AFG Partnership

Delivering Value to a Tech-Enabled Dealership Services and Third-Party Administration Company

ben

CAREGARD WARRANTY SERVICES, INC

AI-Driven, Digital-First Dealership & Service Solution Goals:

- ✓ BEN AUTO improves brand loyalty & experience
- ✓ Enhances consumer/dealer interactions 24/7
- ✓ Improves personnel productivity and knowledge
- ✓ Optimizes sales/finance and fixed operations
- ✓ Avatar-driven consumer interactions
- ✓ Personalized dealer / customer engagements
- ✓ Improves risk exposure and claims management
- ✓ Efficient end-to-end consumer lifecycle management

Client's Situation

Legacy Third-party Administration Company servicing automotive manufacturers and dealerships while leveraging a software platform to process transactions with real-time data integrated across dealer management systems and third-party vendors to drive sales and service with business intelligence.

Understanding the challenges of maintaining margins amidst increasing cost of human capital and rising numbers of service requests, CareGard is looking for an efficient solution that optimizes operations and boosts profits.

BEN's Solution

CareGard will leverage BEN's AUTO AI Avatars & large language models to ensure customers receive unparalleled service and support along the customer's entire lifecycle management journey.

By integrating TPA platform data and all dealer data sources into BEN AI Avatars, CareGard can provide customized, data-driven servicing to end customers and dealership staff.

We are proud to have agreed to a 5-year exclusive deal and commit to enhancing the automotive consumer experience alongside CareGard.

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Experienced Team

Leadership Team



Mike Zacharski
Global CEO

- Seasoned CEO with 15+ years of experience in the tech industry
- Expertise driving growth, optimizing operations and leading product / solution initiatives
- Has held various long-term C-suite roles



Paul Chang
Global President

- 25+ years of experience launching new technologies including 18-year tenure at IBM
- Led the expansion of various AI, Blockchain, Analytics and IoT solutions into new global markets
- Maintains key industry relationships and expertise across Life Science, Industrial, and Retail sectors

Operational Team



Hanseok Ko, Ph.D
Co-CTO & Co-Founder
Lead AI Researcher



Patrick Nunally, Ph.D
Co-CTO &
Chief Scientist Co-Founder



Rick Howard
Advisor & Chief Data Officer



Tyler Luck
Chief Product Officer & Co-Founder



Ramana Pinnam
SVP Engineering



Ruy Carrasco, MD
Advisor & Chief Medical Informatics Officer



Michael Lucas
Advisor & Co-Founder

Management to add more incremental diverse independent members

Past Experience Across Leadership and Board

© 2023 Brand Engagement Network, Inc. Used with permission.

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Multiple Levers for Continued Growth NEW VERTICALS EXPANSION ADDITIONAL COLLABORATIONS WITH LEADING UNIVERSITIES NEW CUSTOMER ACQUISITION LEVERAGING DIRECT AND CHANNEL SALES STRATEGY STRATEGIC M&A PRODUCT EXPANSION AND EMBEDDED SOLUTIONS ADOPTION LAND & EXPAND 27 © 2023 Brand Engagement Network, Inc. Used with permission.

Comparable Companies Analysis AI / DATA DRIVEN / BPM SOFTWARE AI INFRASTRUCTURE & HARDWARE • Nascent but rapidly growing opportunity in 1 conversational AI • BEN is an established company with an expanding Value Drivers patent portfolio • Differentiated approach to monetization with strong commercial appeal in multiple attractive verticals • Investors will likely need to look at multiple categories to triangulate around value • AI and data-driven tech platforms enabling task management and/or help desk applications will likely be most instructive Comparables • However, investors may also consider Infrastructure & Selection Hardware players that enable AI technologies as well as large tech names that are infusing AI to enhance MEGA CAP PLATFORMS PRIVATE AI COMPANIES their broader platform value propositions • Private market comparables may also be instructive, although performance metrics are generally limited • Investors will likely focus on forward revenue and gross profit multiples to account for growth, disparate gross Valuation margin structures and maturing profitability profile Methodologies • Long term or normalized EBITDA may also be viewed as constructive 1. Markets and Markets Report on Conversational AI 28 © 2023 Brand Engagement Network, Inc. Used with permission.

Comparable Company Metrics & Private AI Funding LATEST PRIVATE AI LATEST VALUATION FUNDING COMPANIES ($BN) AI / DATA DRIVEN / AI INFRASTRUCTURE & MEGA CAP DATE BPM SOFTWARE HARDWARE PLATFORMS $28.0 Apr. 2023 $10.3 OCT. 2023 DEC. 2022 $8.5 JUL. 2022 $5.7 MAY 2023 $5.0 2023E 2024E 2025E 2023E 2024E 2025E 2023E 2024E 2025E $4.2 FEB. 2022 Revenue Growth 19.0% 18.6% 23.4% 13.0% 8.9% 15.9% 10.9% 11.6% 11.2% $4.0 MAR. 2022 Gross Profit Margin 75.4% 76.5% 77.8% 64.9% 64.9% 65.6% 71.2% 70.9% 70.8% $4.0 JUN. 2023 EBITDA Margin 8.8% 10.1% 18.8% 45.0% 45.5% 46.3% 44.6% 45.8% 46.8% $4.0 JUL. 2023 EV / Revenue 14.3x 10.3x 8.4x 11.0x 10.1x 9.4x 6.1x 5.4x 4.9x JUN. 2023 $2.0 EV / Gross Profit 19.2x 13.2x 10.8x 17.0x 15.6x 14.3x 8.9x 8.0x 7.2x FEB. 2023 $1.0 EV / EBITDA 51.8x 35.0x 38.2x 32.9x 24.4x 21.9x 15.0x 13.5x 11.8x $1.0 JUN. 2023 29 Source: FactSet and PitchBook data as of 8/30/2023 © 2023 Brand Engagement Network, Inc. Used with permission.

© 2023 Brand Engagement Network, Inc. Used with permission.